CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of P.D.C. Innovative Industries, Inc. of our report dated February 28, 2002, which appears on page F-1 of P.D.C. Innovative Industries, Inc. Form 10-KSB, for the year ended December 31, 2001.


                                        /s/ Margolies, Fink and Wichrowski
                                        -------------------------------------
                                        MARGOLIES, FINK AND WICHROWSKI


Pompano Beach, Florida
May 16, 2002